UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 2, 2007

America First Apartment Investors, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-49986	470858301
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Suite 100, 1004 Farnam Street, Omaha, Nebraska		68102
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(402) 557-6360

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[x]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On August 2, 2007, America First Apartment Investors, Inc. (the "Registrant") issued a press release announcing that it currently plans to hold a Special Meeting of Stockholders (the "Special Meeting") to consider the previously announced merger with Sentinel White Plains LLC. The Special Meeting will be held at 9:00 a.m., local time, on Wednesday, September 12, 2007, at The Doubletree Hotel, 1616 Dodge Street, Omaha, Nebraska. On or about August 10, 2007, the Registrant expects to mail notice of the Special Meeting to stockholders of record as of the close of business on August 9, 2007, the record date for the Special Meeting.

The text of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein in its entirety by reference.

Item 9.01 Financial Statements and Exhibits.

99.1 Press release of the Registrant dated August 2, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

America First Apartment Investors, Inc.

August 2, 2007	By:	/s/ Jack H. Cassidy

Name: Jack H. Cassidy
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release of the Registrant dated August 2, 2007.